Exhibit 10.4

EXECUTION VERSION

(i) AMENDMENT NO. 3, dated as of September 16, 2014 (this “Credit Agreement Amendment”), to the Credit Agreement, dated as of May 2, 2012 (as amended by Amendment No. 1 dated as of January 31, 2013 (“Amendment No. 1”) and as further amended by Amendment No. 2 dated as of July 25, 2013 (“Amendment No. 2”), the “Credit Agreement”), among STOCKBRIDGE/SBE HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), STOCKBRIDGE/SBE INVESTMENT COMPANY, LLC, a Delaware limited liability company (“Holdings”), those certain Restricted Subsidiaries of the Borrower from time to time party thereto (together with Holdings, collectively, the “Guarantors”), the Lenders party thereto, J.P. MORGAN SECURITIES LLC, as Lead Arranger, Syndication Agent and Sole Bookrunning Manager, KEYBANK NATIONAL ASSOCIATION, the successor by merger to KEYCORP REAL ESTATE CAPITAL MARKETS, INC., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”), and UNION GAMING ADVISORS, LLC, as documentation agent, (ii) AMENDMENT No. 1, dated as of September 16, 2014 (this “Existing 2013 Intercreditor Agreement Amendment” and together with the Credit Agreement Amendment, this “Amendment”), to the Intercreditor Agreement, dated as of May 1, 2013 (as amended, modified or supplemented from time to time, the “Existing 2013 Intercreditor Agreement”), by and between KEYBANK NATIONAL ASSOCIATION (successor to KeyCorp Real Estate Capital Markets, Inc.), as First Lien Collateral Agent (the “First Lien Collateral Agent”), and SLS LENDER, LLC, as Qualified Additional Financing Agent (the “Qualified Additional Financing Agent”), (iii) AMENDMENT No. 1, dated as of September 16, 2014 (this “Existing 2014 Intercreditor Agreement Amendment”), to the Intercreditor Agreement, dated as of January 30, 2014 (as amended, modified or supplemented from time to time, the “Existing 2014 Intercreditor Agreement” and together with the Existing 2013 Intercreditor Agreement, the “Existing Intercreditor Agreements”), by and between the First Lien Collateral Agent, as First Lien Collateral Agent, and SLS TRANCHE I LENDER LLC, as Qualified Additional Financing Lender (the “Qualified Additional Financing Lender”) and (iv) AMENDMENT No. 3, dated as of September 16, 2014 (this “Disbursement Agreement Amendment” and together with the Credit Agreement Amendment, the Existing 2014 Intercreditor Agreement Amendment and the Existing 2013 Intercreditor Agreement Amendment, this “Amendment”), to the Master Disbursement Agreement, dated as of May 2, 2012 (as amended by (A) Amendment No. 1 dated as of January 31, 2013, (B) that certain Letter Agreement dated February 14, 2013 among the Borrower, the Administrative Agent, KEYBANK NATIONAL ASSOCIATION, the successor by merger to KEYCORP REAL ESTATE CAPITAL MARKETS, INC., as disbursement agent (in such capacity, the “Disbursement Agent”), and Nevada Construction Services, (C) that certain Joinder Agreement to the Master Disbursement Agreement dated May 1, 2013 among the Qualified Additional Financing Agent, the Disbursement Agent, the Administrative Agent and the Borrower, (D) that certain Letter Agreement dated May 1, 2013 among the Qualified Additional Financing Agent, the Borrower, the Administrative Agent and the Disbursement Agent, (E) Amendment No. 2 dated as of July 25, 2013, and (F) that certain Joinder Agreement to the Master Disbursement Agreement dated January 30, 2014 among the Qualified Additional Financing Lender, the Disbursement Agent, the Administrative Agent and the Borrower (as so amended, collectively, the “Disbursement Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, the Loan Parties desire to amend the Credit Agreement and the Existing Intercreditor Agreements on the terms set forth herein;

WHEREAS, Section 10.02(b) of the Credit Agreement provides that the Borrower and the Required Lenders may amend the Credit Agreement;

WHEREAS, Section 10.02(e) of the Credit Agreement provides that the Borrower and the Administrative Agent may without the consent of Lenders in connection with the incurrence by any Loan Party or any Subsidiary thereof of additional Indebtedness permitted under the Credit Agreement execute and deliver any amendments, amendments and restatements, re-statements or waivers of or supplements to or other modifications to Loan Documents as may be reasonably deemed by Borrower to be necessary or reasonably desirable for any Lien on the assets of any Loan Party permitted to secure such additional Indebtedness to become a valid, perfected lien (with such priority as may be designated by the relevant Loan Party or Subsidiary, to the extent such priority is permitted by the Loan Documents);

WHEREAS, Section 8.3 of the Existing 2013 Intercreditor Agreement provides that the First Lien Collateral Agent and the Qualified Additional Financing Agent may amend the Existing 2013 Intercreditor Agreement;

WHEREAS, Section 8.3 of the Existing 2014 Intercreditor Agreement provides that the First Lien Collateral Agent and the Qualified Additional Financing Lender may amend the Existing 2014 Intercreditor Agreement;

WHEREAS, Section 10.02(b) of the Credit Agreement and Section 12.8 of the Disbursement Agreement provide that the Borrower, the Administrative Agent and the Disbursement Agent may amend the Disbursement Agreement with the consent of the Required Lenders;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Credit Agreement Amendment. The Credit Agreement is, effective as of the Amendment No. 3 Effective Date (as defined below), hereby amended as follows:

(a) The following definitions are added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Amendment No. 3” means Amendment No. 3 to this Agreement, dated as of September 16, 2014.

“Amendment No. 3 Effective Date” means the date on which each of the conditions set forth in Section 5 of Amendment No. 3 have been satisfied.

“Franchise Guaranty” shall mean that certain Guaranty of Franchise Agreement, dated as of August 20, 2014, by Borrower in favor of Hilton Worldwide Holdings, Inc.

“Second Amendment to Borrower LLC Agreement” means that certain Second Amendment to Fourth Amended and Restated Limited Liability Company Agreement of Stockbridge/SBE Holdings, LLC, dated as of the Amendment No. 3 Effective Date.

(b) Section 6.01(g) of the Credit Agreement is amended by deleting the following text: “; provided that in the event that the Loan Parties enter into the revolving credit facility permitted under Section 6.01(f), such amount shall be reduced to $5,000,000”.

(c) Section 6.01 of the Credit Agreement is amended by (i) deleting “and” at the end of Section 6.01(o), (ii) adding “and” at the end of Section 6.01(p), and adding the following at the end of Section 6.01:

“(q) the guaranty by Borrower of Indebtedness of SBE Hotel Group, LLC under the Franchise Guaranty in an amount not to exceed $7,500,000 per fiscal year.”

(d) Section 6.10(b) of the Credit Agreement is amended to read as follows:

“(b) terminate, amend or modify, or permit the termination, modification of its Organizational Documents other than (i) any such termination, amendments or modifications effected in connection with any transfers permitted by this Agreement, (ii) any such amendments or modifications or such new agreements which are required by the Gaming Laws and otherwise not adverse in any material respect to the interests of the Lenders or in connection with the transactions permitted under Section 6.04, 6.05 or 6.06, and (iii) the Second Amendment to Borrower LLC Agreement;”

Section 2. Existing 2013 Intercreditor Agreement Amendment. The Existing 2013 Intercreditor Agreement is, effective as of the Amendment No. 3 Effective Date, hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~ ) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Intercreditor Agreement attached as Exhibit A hereto.

Section 3. Existing 2014 Intercreditor Agreement Amendment. The Existing 2014 Intercreditor Agreement is, effective as of the Amendment No. 3 Effective Date, hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Intercreditor Agreement attached as Exhibit B hereto.

Section 4. Disbursement Agreement Amendment. The Disbursement Agreement is, effective as of the Amendment No. 3 Effective Date (as defined below), hereby amended as follows:

(a) The following definitions are added to Section 1.1 of the Disbursement Agreement in appropriate alphabetical order:

“Amendment No. 3” means Amendment No. 3 to this Agreement, dated as of September 16, 2014.

“Amendment No. 3 Effective Date” means the date on which each of the conditions set forth in Section 5 of Amendment No. 3 have been satisfied.

(b) The Disbursement Agreement is hereby amended by replacing Exhibit J attached thereto with Exhibit C attached hereto.

Section 5. Effectiveness. The amendments to the Credit Agreement and the Existing Intercreditor Agreements set forth in Sections 1, 2, 3 and 4 hereof shall become effective as of the first date when each of the following conditions shall have been satisfied:

(a) Execution of Documents. The Administrative Agent shall have received counterparts to this Amendment, duly executed and delivered by the Borrower, Holdings, the Administrative Agent, the Qualified Additional Financing Agent, the Qualified Additional Financing Lender, JPMorgan Chase Bank, N.A. (in its capacity as First Lien Revolving Collateral Agent under the Existing Intercreditor Agreements), the Disbursement Agent and the Required Lenders.

(b) Certificate of Responsible Officer. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower on the Amendment No. 3 Effective Date, certifying that (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties set forth in Sections 3.01, 3.02 and 3.03 of the Credit Agreement are true and correct in all material respects as of such date (or, in the case of any representation or warranty expressly made as of an earlier date, such representation or warranty is true and correct in all material respects as of such earlier date) before and after giving effect to this Amendment.

(c) Fees and Expenses. The Administrative Agent and J.P. Morgan Securities LLC shall have been paid all fees and, to the extent invoiced, expenses required to be paid by the Borrower in connection with this Amendment.

Section 6. Expenses. The Borrower agrees to reimburse the Administrative Agent and J.P. Morgan Securities LLC for their reasonable out-of-pocket expenses incurred in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for J.P. Morgan Securities LLC and Polsinelli PC, counsel for the Administrative Agent.

Section 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 8. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. The jurisdiction, service of process and waiver of right to trial by jury provisions set forth in Sections 10.09 and 10.10 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 10. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the First Lien Collateral Agent, the Qualified Additional Financing Agent, the Qualified Additional Financing Lender or the Disbursement Agent under the Credit Agreement, the Existing Intercreditor Agreements, the Disbursement Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Existing Intercreditor Agreements or the Disbursement Agreement or any other provision of any such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement, the Existing Intercreditor Agreements or the Disbursement Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Collateral Documents. From and after the effective date of this Amendment, all references to the Credit Agreement, the Existing Intercreditor Agreements and/or the Disbursement Agreement in any Loan Document shall, unless expressly provided otherwise, refer to the Credit Agreement, the Existing Intercreditor Agreements and/or the Disbursement Agreement as amended by this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

STOCKBRIDGE/SBE HOLDINGS, LLC, as Borrower

BY: STOCKBRIDGE/SBE VOTECO COMPANY, LLC, its manager

By:	/s/ Darren Drake
Name: Darren Drake
Title: Authorized Signatory

STOCKBRIDGE/SBE INVESTMENT COMPANY, LLC, as Holdings

BY: STOCKBRIDGE/SBE VOTECO COMPANY, LLC, its class A member

By:	/s/ Darren Drake
Name: Darren Drake
Title: Authorized Signatory

[Amendment Signature Page]

Agreed as to Sections 1 and 2 of the foregoing Amendment:

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Diane Haislip
Name: Diane Haislip
Title: Senior Vice President

[Amendment Signature Page]

Agreed as to Section 2 of the foregoing Amendment:

KEYBANK NATIONAL ASSOCIATION, as First Lien Collateral Agent

By:	/s/ Diane Haislip
Name: Diane Haislip
Title: Senior Vice President

[Amendment Signature Page]

Agreed as to Section 2 of the foregoing Amendment:

JPMORGAN CHASE BANK, N.A., as First Lien Revolving Collateral Agent

By:	/s/ Mohammad S Hasan
Name: Mohammad S Hasan
Title: Vice President

[Amendment Signature Page]

Agreed as to Section 2 of the foregoing Amendment:

SLS LENDER, LLC, as Qualified Additional Financing Agent

By:	/s/ George W. Ekins
Name: George W. Ekins
Title: Authorized Signatory

[Amendment Signature Page]

Agreed as to Section 3 of the foregoing Amendment:

KEYBANK NATIONAL ASSOCIATION, as First Lien Collateral Agent

By:	/s/ Diane Haislip
Name: Diane Haislip
Title: Senior Vice President

[Amendment Signature Page]

Agreed as to Section 3 of the foregoing Amendment:

JPMORGAN CHASE BANK, N.A., as First Lien Revolving Collateral Agent

By:	/s/ Mohammad S Hasan
Name: Mohammad S Hasan
Title: Vice President

[Amendment Signature Page]

Agreed as to Section 3 of the foregoing Amendment:

SLS TRANCHE 1 LENDER, LLC, as Qualified Additional Financing Lender

By:	Celona Asset Management (USA) Limited,
its Class B Manager

By:	/s/ Max Huang
Name: Max Huang
Title: Authorized Signatory

[Amendment Signature Page]

Agreed as to Section 4 of the foregoing Amendment:

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Diane Haislip
Name: Diane Haislip
Title: Senior Vice President

KEYBANK NATIONAL ASSOCIATION, as Disbursement Agent

By:	/s/ Diane Haislip
Name: Diane Haislip
Title: Senior Vice President

[Amendment Signature Page]

JPMorgan Chase Bank, N.A.

By:	/s/ Jennifer A. Thompson
Name: Jennifer A. Thompson
Title: Authorized Signatory

[Amendment Signature Page]

J. P. Morgan Whitefriars Inc.

By:	/s/ Virgina R. Conway
Name: Virgina R. Conway
Title: Attorney - in - Fact

[Amendment Signature Page]

DEUTSCHE BANK AG NEW YORK BRANCH
By: DB Services New Jersey, Inc.

By:	/s/Deidre Cesario
Name: Deidre Cesario
Title: Assistant Vice President

By:	/s/ Angeline Quintana
Name: Angeline Quintana
Title: Assistant Vice President

[Amendment Signature Page]

CANYON BLUE CREDIT INVESTMENT FUND L.P. a Delaware limited partnership

By:	Canyon Capital Advisors, LLC
a Delaware limited liability company, its Co-General Partner

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

By: Canyon Capital Realty Advisors, LLC
a Delaware limited liability company, its General Partner

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

[Amendment Signature Page]

Canyon-GRF Master Fund II, L.P.
By: Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

[Amendment Signature Page]

Canyon Value Realization MAC 18 Ltd.
By: Canyon Capital Advisors, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

[Amendment Signature Page]

John Hancock Fund II
Floating Rate Income Fund

By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Security Operations Specialist

[Amendment Signature Page]

John Hancock II High Yield Fund

By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Security Operations Specialist

[Amendment Signature Page]

John Hancock Variable Insurance Trust – High Yield Trust

By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Security Operations Specialist

[Amendment Signature Page]

Legg Mason Partners Variable Income Trust – Legg Mason Western Asset Variable Global High Yield Bond Portfolio

By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Security Operations Specialist

[Amendment Signature Page]

Legg Mason Western Asset Global Credit Absolute Return Fund

By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Security Operations Specialist

[Amendment Signature Page]

Legg Mason Western Asset Variable High Income Portfolio

By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Security Operations Specialist

[Amendment Signature Page]

Stichting Pensioenfonds DSM Nederland

By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Security Operations Specialist

[Amendment Signature Page]

WA High Income Corporate Bond (Multi-Currency) Fund

By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Security Operations Specialist

[Amendment Signature Page]

Western Asset Floating Rate High Income Fund, LLC

By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Security Operations Specialist

[Amendment Signature Page]

Western Asset Global High Income Fund Inc.

By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Security Operations Specialist

[Amendment Signature Page]

Western Asset Global High Yield Bond Fund

By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Security Operations Specialist

[Amendment Signature Page]

Western Asset Global Partners Income Fund Inc.

By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Security Operations Specialist

[Amendment Signature Page]

Western Asset High Income Fund II Inc.

By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Security Operations Specialist

[Amendment Signature Page]

Western Asset High Income Opportunity Fund Inc. (HIO)

By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Security Operations Specialist

[Amendment Signature Page]

Western Asset High Yield Defined Opportunity Fund Inc.

By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Security Operations Specialist

[Amendment Signature Page]

Western Asset High Yield Fund

By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Security Operations Specialist

[Amendment Signature Page]

Western Asset Managed High Income Fund Inc.

By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Security Operations Specialist

[Amendment Signature Page]

Western Asset Opportunistic US Dollar High Yield Securities Portfolio, LLC

By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Security Operations Specialist

[Amendment Signature Page]

Western Asset Short Duration High Income Fund

By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Security Operations Specialist

[Amendment Signature Page]

Western Asset Strategic US Dollar High Yield Portfolio LLC

By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Security Operations Specialist

[Amendment Signature Page]

BEACH POINT TOTAL RETURN MASTER FUND, L.P.

By: Beach Point Capital Management LP
Its Investment Manager

By:	/s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Co-Chief Investment Officer

[Amendment Signature Page]

ASSOCIATED BRITISH FOODS PENSION SCHEME

By: Beach Point Capital Management LP
Its Investment Manager

By:	/s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Co-Chief Investment Officer

[Amendment Signature Page]

ROYAL MAIL PENSION PLAN

By: Beach Point Capital Management LP
Its Investment Manager

By:	/s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Co-Chief Investment Officer

[Amendment Signature Page]

BEACH POINT DISTRESSED MASTER FUND, L.P.

By: Beach Point Capital Management LP
Its Investment Manager

By:	/s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Co-Chief Investment Officer

[Amendment Signature Page]

Canyon Distressed Opportunity Master Fund, L.P.
By: Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

[Amendment Signature Page]

Canyon Balanced Master Fund, Ltd.
By: Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

[Amendment Signature Page]

The Canyon Value Realization Master Fund, L.P.
By: Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

[Amendment Signature Page]

Canyon Value Realization Fund, L.P.
By: Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

[Amendment Signature Page]

ICE 1: EM CLO Limited
By: ICE Canyon LLC, its Collateral Manager

By:	/s/ Jonathan Kaplan
Name: Jonathan Kaplan
Title: Authorized Signatory

[Amendment Signature Page]

ICE Global Credit CLO Limited
By: ICE Canyon LLC, its Collateral Manager

By:	/s/ Jonathan Kaplan
Name: Jonathan Kaplan
Title: Authorized Signatory

[Amendment Signature Page]

ICE Focus EM Distressed Master Fund Ltd
By: ICE Canyon LLC, its Investment Advisor

By:	/s/ Jonathan Kaplan
Name: Jonathan Kaplan
Title: Authorized Signatory

[Amendment Signature Page]

Exhibits and Schedules Omitted